UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 7, 2014

Balchem Corporation
(Exact name of registrant as specified in its charter)

Maryland	1-13648	13-2578432
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52 Sunrise Park Road, New Hampton, NY 10958
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (845) 326-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported, on March 31, 2014, Balchem Corporation, a Maryland corporation (“Balchem”), entered into a Stock Purchase Agreement to acquire all of the issued and outstanding shares of common stock of Performance Chemicals & Ingredients Company (d/b/a SensoryEffects), a Delaware corporation (“PCI”), from the following shareholders and optionholders of PCI (each a “Seller” and collectively the “Sellers”):  2006 Hirsch Family Partnership No. 1, Ltd.; 2006 Hirsch Family Partnership No. 2, Ltd.; 2006 Hirsch Family Partnership No. 3, Ltd.; Highlander Partners, L.P.; Charles A. Nicolais; Dennis J. Reid; Dennis J. Reid Revocable Trust UTA; Darren Lane; Michael R. Nicolais; William F. Miller III; Alex Guiva; Chris McRorie; James Holdrieth; and Mark Miller.

On May 7, 2014, Balchem closed its acquisition of PCI from the Sellers.

On May 13, 2014, Balchem filed a Current Report on Form 8-K (the “Current Report”) to report the closing of its acquisition of PCI.  The purpose of this Amendment No. 1 to the Current Report is to file the financial statements and the pro forma financial information required by Item 9.01 of Form 8-K.  Accordingly, Balchem hereby amends Item 9.01 of the Current Report to read in its entirety as set forth below.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The following financial statements of PCI and related documents are attached as Exhibit 99.2 to this Form 8-K and incorporated herein by reference:

•
Independent Auditor’s Report dated April 11, 2014, Consolidated Balance Sheets as of December 31, 2013 and December 31, 2012, Consolidated Statements of Income for each of the years ended December 31, 2013 and 2012, Consolidated Statements of Stockholders’ Equity for each of the years ended December 31, 2013 and 2012, Consolidated Statements of Cash Flows for each of the years ended December 31, 2013 and 2012, and Notes to Consolidated Financial Statements for each of the years ended December 31, 2013 and 2012; and

•
Independent Auditor’s Report dated April 18, 2013, Consolidated Balance Sheets as of December 31, 2012 and December 31, 2011, Consolidated Statements of Income for each of the years ended December 31, 2012 and 2011, Consolidated Statements of Stockholders’ Equity for each of the years ended December 31, 2012 and 2011, Consolidated Statements of Cash Flows for each of the years ended December 31, 2012 and 2011, and Notes to Consolidated Financial Statements for each of the years ended December 31, 2012 and 2011.

(b)	Pro forma financial information.

The following pro forma financial information is attached as Exhibit 99.3 to this Form 8-K and incorporated herein by reference:

•	Unaudited Pro Forma Combined Balance Sheet as of December 31, 2013;

•	Unaudited Pro Forma Combined Statement of Earnings for the year ended December 31, 2013; and

•	Notes to Unaudited Pro Forma Combined Financial Statements for the year ended December 31, 2013.

(d)	Exhibits.

Exhibit Number	Description

2.1*
Stock Purchase Agreement, dated as of March 31, 2014, among Performance Chemicals & Ingredients Company (d/b/a SensoryEffects), a Delaware corporation, its shareholders and optionholders that are a party thereto, Balchem Corporation, a Maryland corporation, and, solely for the limited purposes described therein, Highlander Partners, L.P. (incorporated by reference to Exhibit 2.1 of Balchem Corporation’s Current Report on Form 8-K dated March 31, 2014 and filed on April 1, 2014 (SEC File No. 001-13648)).

4.1
Credit Agreement dated May 7, 2014 among Balchem Corporation, the Domestic Guarantors, the Lenders and Bank of America, N.A. (previously filed as Exhibit 4.1 of Balchem Corporation’s Current Report on Form 8-K dated May 7, 2014 and filed on May 13, 2014 (SEC File No. 001-13648))

4.2
Term Note dated May 7, 2014 issued to Bank of America, N.A. (previously filed as Exhibit 4.2 of Balchem Corporation’s Current Report on Form 8-K dated May 7, 2014 and filed on May 13, 2014 (SEC File No. 001-13648))

4.3
Term Note dated May 7, 2014 issued to Farm Credit Services of America, PCA (previously filed as Exhibit 4.3 of Balchem Corporation’s Current Report on Form 8-K dated May 7, 2014 and filed on May 13, 2014 (SEC File No. 001-13648))

4.4
Term Note dated May 7, 2014 issued to JPMorgan Chase Bank, N.A. (previously filed as Exhibit 4.4 of Balchem Corporation’s Current Report on Form 8-K dated May 7, 2014 and filed on May 13, 2014 (SEC File No. 001-13648))

4.5
Term Note dated May 7, 2014 issued to Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland,” New York Branch (previously filed as Exhibit 4.5 of Balchem Corporation’s Current Report on Form 8-K dated May 7, 2014 and filed on May 13, 2014 (SEC File No. 001-13648))

4.6
Term Note dated May 7, 2014 issued to KeyBank National Association (previously filed as Exhibit 4.6 of Balchem Corporation’s Current Report on Form 8-K dated May 7, 2014 and filed on May 13, 2014 (SEC File No. 001-13648))

4.7
Domestic Revolving Note dated May 7, 2014 issued to Bank of America, N.A. (previously filed as Exhibit 4.7 of Balchem Corporation’s Current Report on Form 8-K dated May 7, 2014 and filed on May 13, 2014 (SEC File No. 001-13648))

4.8
Domestic Revolving Note dated May 7, 2014 issued to Farm Credit Services of America, PCA (previously filed as Exhibit 4.8 of Balchem Corporation’s Current Report on Form 8-K dated May 7, 2014 and filed on May 13, 2014 (SEC File No. 001-13648))

4.9
Domestic Revolving Note dated May 7, 2014 issued to JPMorgan Chase Bank, N.A. (previously filed as Exhibit 4.9 of Balchem Corporation’s Current Report on Form 8-K dated May 7, 2014 and filed on May 13, 2014 (SEC File No. 001-13648))

4.10
Domestic Revolving Note dated May 7, 2014 issued to Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland,” New York Branch (previously filed as Exhibit 4.10 of Balchem Corporation’s Current Report on Form 8-K dated May 7, 2014 and filed on May 13, 2014 (SEC File No. 001-13648))

4.11
Domestic Revolving Note dated May 7, 2014 issued to KeyBank National Association (previously filed as Exhibit 4.11 of Balchem Corporation’s Current Report on Form 8-K dated May 7, 2014 and filed on May 13, 2014 (SEC File No. 001-13648))

4.12
Security and Pledge Agreement dated May 7, 2014 among Balchem Corporation, the Domestic Guarantors and Bank of America, N.A. (previously filed as Exhibit 4.12 of Balchem Corporation’s Current Report on Form 8-K dated May 7, 2014 and filed on May 13, 2014 (SEC File No. 001-13648))

10.1	Credit Agreement dated May 7, 2014 among Balchem Corporation, the Domestic Guarantors, the Lenders and Bank of America, N.A. (included in Exhibit 4.1)

23.1	Consent of Brown Smith Wallace, LLC

99.1	Press release dated May 7, 2014 (previously filed as Exhibit 99.1 of Balchem Corporation’s Current Report on Form 8-K dated May 7, 2014 and filed on May 13, 2014 (SEC File No. 001-13648))

99.2	Financial statements of PCI listed in Item 9.01(a) of this Form 8-K

99.3	Pro forma financial information listed in Item 9.01(b) of this Form 8-K

*	Certain schedules and exhibits to the Stock Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. These schedules and exhibits consist of (i) the Disclosure Letter (as such term is defined in the Stock Purchase Agreement), (ii) the Escrow Agreement (as such term is defined in the Stock Purchase Agreement), (iii) the Conditional Option Exercise Agreements (as such term is defined in the Stock Purchase Agreement), (iv) the Nicolais Employment Agreement (as such term is defined in the Stock Purchase Agreement) and (v) the form of Available Funds Certificate (as such term is defined in the Stock Purchase Agreement). Balchem hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

Forward-Looking Statements

Any statements in this Form 8-K about future expectations, plans and prospects for Balchem and other statements containing the words “believes,” “anticipates,” “plans,” “expects,” “will,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995.  These statements reflect Balchem’s expectation or belief concerning future events that involve risks and uncertainties.  Balchem can give no assurance that the expectations reflected in forward-looking statements will prove correct and various factors could cause results to differ materially from Balchem’s expectations, including:  Balchem’s ability to successfully integrate PCI into Balchem’s business in a timely and efficient manner or at all; and risks and factors identified in Balchem’s annual report on Form 10-K for the year ended December 31, 2013.  Forward-looking statements are qualified in their entirety by the above cautionary statement.  Balchem assumes no duty to update its outlook or other forward-looking statements as of any future date, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

BALCHEM CORPORATION
(Registrant)

By: /s/ Dino A. Rossi
Dino A. Rossi
President & Chief Executive Officer

Dated:  July 23, 2014

EXHIBIT INDEX

Exhibit Number	Description

2.1*
Stock Purchase Agreement, dated as of March 31, 2014, among Performance Chemicals & Ingredients Company (d/b/a SensoryEffects), a Delaware corporation, its shareholders and optionholders that are a party thereto, Balchem Corporation, a Maryland corporation, and, solely for the limited purposes described therein, Highlander Partners, L.P. (incorporated by reference to Exhibit 2.1 of Balchem Corporation’s Current Report on Form 8-K dated March 31, 2014 and filed on April 1, 2014 (SEC File No. 001-13648)).

4.1
Credit Agreement dated May 7, 2014 among Balchem Corporation, the Domestic Guarantors, the Lenders and Bank of America, N.A. (previously filed as Exhibit 4.1 of Balchem Corporation’s Current Report on Form 8-K dated May 7, 2014 and filed on May 13, 2014 (SEC File No. 001-13648))

4.2
Term Note dated May 7, 2014 issued to Bank of America, N.A. (previously filed as Exhibit 4.2 of Balchem Corporation’s Current Report on Form 8-K dated May 7, 2014 and filed on May 13, 2014 (SEC File No. 001-13648))

4.3
Term Note dated May 7, 2014 issued to Farm Credit Services of America, PCA (previously filed as Exhibit 4.3 of Balchem Corporation’s Current Report on Form 8-K dated May 7, 2014 and filed on May 13, 2014 (SEC File No. 001-13648))

4.4
Term Note dated May 7, 2014 issued to JPMorgan Chase Bank, N.A. (previously filed as Exhibit 4.4 of Balchem Corporation’s Current Report on Form 8-K dated May 7, 2014 and filed on May 13, 2014 (SEC File No. 001-13648))

4.5
Term Note dated May 7, 2014 issued to Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland,” New York Branch (previously filed as Exhibit 4.5 of Balchem Corporation’s Current Report on Form 8-K dated May 7, 2014 and filed on May 13, 2014 (SEC File No. 001-13648))

4.6
Term Note dated May 7, 2014 issued to KeyBank National Association (previously filed as Exhibit 4.6 of Balchem Corporation’s Current Report on Form 8-K dated May 7, 2014 and filed on May 13, 2014 (SEC File No. 001-13648))

4.7
Domestic Revolving Note dated May 7, 2014 issued to Bank of America, N.A. (previously filed as Exhibit 4.7 of Balchem Corporation’s Current Report on Form 8-K dated May 7, 2014 and filed on May 13, 2014 (SEC File No. 001-13648))

4.8
Domestic Revolving Note dated May 7, 2014 issued to Farm Credit Services of America, PCA (previously filed as Exhibit 4.8 of Balchem Corporation’s Current Report on Form 8-K dated May 7, 2014 and filed on May 13, 2014 (SEC File No. 001-13648))

4.9
Domestic Revolving Note dated May 7, 2014 issued to JPMorgan Chase Bank, N.A. (previously filed as Exhibit 4.9 of Balchem Corporation’s Current Report on Form 8-K dated May 7, 2014 and filed on May 13, 2014 (SEC File No. 001-13648))

4.10
Domestic Revolving Note dated May 7, 2014 issued to Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland,” New York Branch (previously filed as Exhibit 4.10 of Balchem Corporation’s Current Report on Form 8-K dated May 7, 2014 and filed on May 13, 2014 (SEC File No. 001-13648))

4.11
Domestic Revolving Note dated May 7, 2014 issued to KeyBank National Association (previously filed as Exhibit 4.11 of Balchem Corporation’s Current Report on Form 8-K dated May 7, 2014 and filed on May 13, 2014 (SEC File No. 001-13648))

4.12
Security and Pledge Agreement dated May 7, 2014 among Balchem Corporation, the Domestic Guarantors and Bank of America, N.A. (previously filed as Exhibit 4.12 of Balchem Corporation’s Current Report on Form 8-K dated May 7, 2014 and filed on May 13, 2014 (SEC File No. 001-13648))

10.1	Credit Agreement dated May 7, 2014 among Balchem Corporation, the Domestic Guarantors, the Lenders and Bank of America, N.A. (included in Exhibit 4.1)

23.1	Consent of Brown Smith Wallace, LLC

99.1	Press release dated May 7, 2014 (previously filed as Exhibit 99.1 of Balchem Corporation’s Current Report on Form 8-K dated May 7, 2014 and filed on May 13, 2014 (SEC File No. 001-13648))

99.2	Financial statements of PCI listed in Item 9.01(a) of this Form 8-K

99.3	Pro forma financial information listed in Item 9.01(b) of this Form 8-K

*
Certain schedules and exhibits to the Stock Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  These schedules and exhibits consist of (i) the Disclosure Letter (as such term is defined in the Stock Purchase Agreement), (ii) the Escrow Agreement (as such term is defined in the Stock Purchase Agreement), (iii) the Conditional Option Exercise Agreements (as such term is defined in the Stock Purchase Agreement), (iv) the Nicolais Employment Agreement (as such term is defined in the Stock Purchase Agreement) and (v) the form of Available Funds Certificate (as such term is defined in the Stock Purchase Agreement).  Balchem hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.